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                                                                  EXHIBIT 10.10



            CONFIDENTIAL TREATMENT REQUESTED.  CONFIDENTIAL PORTION
                       HAS BEEN FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION

                                VERITAS SOFTWARE
                 LICENSE AGREEMENT FOR SOFTWARE PROGRAM SOURCES


VERITAS Software Corporation ("VERITAS"), a corporation with its principal office at 1600 Plymouth Street, Mountain View, CA 94043 hereby grants, and ATL Products, Inc. ("ATL") a corporation with principal office at 1515 S. Manchester Avenue, Anaheim, CA 92802, hereby accepts, a temporary, non-transferable and non-exclusive license to use such of the Software Program Source referred to as "VERITAS Source." In consideration for VERITAS Source, ATL hereby grants, and VERITAS hereby accepts, a temporary, non-transferable and non-exclusive license to use such of the Software Program Source referred to as "ATL Source". Such license grants are all in accordance with the following terms and conditions:

1.       SOFTWARE PROGRAM SOURCE:

         1.1 "Source" as used herein shall mean program code in machine or human readable form, including but not limited to, listings, flow charts, logic diagrams, programming notes, notebooks, binaries/object code, source code and any related documentation furnished therewith.

         1.2 "VERITAS Source" as used herein shall mean the Source developed and owned by VERITAS as set forth below:

                 VERITAS' Sequoia Communications Framework Source as it exists on the execution date of the License Agreement for Software Program Sources ("License Agreement") noted below.

*                VERITAS' Next Generation Sequoia Communications Framework
                 Source that uses [  ].

         1.3 "ATL Source" as used herein shall mean the Source developed and owned by ATL as set forth below:

*                ATL's [  ].

2. TERM: The term for each Source License shall commence upon the execution date of this License Agreement noted below and shall continue unless terminated in accordance with the terms of Section 11.

*        CONFIDENTIAL TREATMENT REQUESTED FOR REDACTED PORTION



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3.       LICENSE:  ATL shall have the right to use VERITAS Source (or any portion thereof) strictly for the Purpose described below in Section 4(a), and for no other purpose. VERITAS shall have the right to use ATL Source (or any portion thereof) for the Purpose described below in
         Section 4(b), and for no other purpose.

         Both parties shall be entitled to make one (1) copy of the other party's Source; said copies may be used only for archive purposes. All copyright notices, proprietary notices and other legends must be reproduced on any such copy.

4.       PURPOSE/RIGHT TO USE:

         (a) ATL shall have a non-transferable and non-exclusive license to use VERITAS Source for the sole purpose of creating utilities for VERITAS VxML product, including rights to:

                 (i) copy, have copies made and install on computer systems for internal use purposes;

*                (ii)     [  ];

*                (iii)    [  ].

         (b) VERITAS shall have non-transferable and non-exclusive license to use ATL Source solely as an interface for VERITAS VxML product. VERITAS' license to use ATL Source shall include rights to:

                 (i) copy, have copies made and install on computer systems for internal use purposes;

*                (ii)     [  ];

*                (iii)    [  ].

*        (c)     [  ].

*                [  ]

*                [  ]

*                -        [  ]

*                         -  [  ]
*                         -  [  ]
*                         -  [  ]
*                         -  [  ]
*                         -  [  ]
*                         -  [  ]

*        CONFIDENTIAL TREATMENT REQUESTED FOR REDACTED PORTION





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                 VERITAS will continue to receive a royalty free JMAPI GUI/Base
                 Monitor from ATL as defined above on an ongoing basis.

                 VERITAS will continue to receive ATL Source for ongoing development and porting to new hardware including non-ATL DLT hardware with release 2.0.

* 5.     LICENSE FEES:  [  ].

* 6.     SUPPORT:  [  ].

7.       TITLE:

         (a) VERITAS shall retain title to the VERITAS Source (in any form). VERITAS Source shall remain the personal property of VERITAS and shall not become part of other personal property or real property by reason of annexation or otherwise. ATL agrees not to loan, transfer, encumber, sell, or otherwise dispose of the VERITAS Source without VERITAS' prior express written permission; any such attempted disposal shall be void. Furthermore the entire right, title, and interest to all intellectual property that VERITAS is providing to ATL pursuant to this License Agreement and the VERITAS Source, tangible or intangible, including that which might be or might become protectable by patent, copyright, trade secret, trademark or any other legal theory, shall remain exclusively with VERITAS.

         (b) ATL shall retain title to the ATL Source (in any form). ATL Source shall remain the personal property of ATL and shall not become part of other personal property or real property by reason of annexation or otherwise. VERITAS agrees not to loan, transfer, encumber, sell, or otherwise dispose of the ATL Source without ATL's prior express written permission; any such attempted disposal shall be void. Furthermore the entire right, title, and interest to all intellectual property that ATL is providing to VERITAS pursuant to this License Agreement and the ATL Source, tangible or intangible, including that which might be or might become protectable by patent, copyright, trade secret, trademark or any other legal theory, shall remain exclusively with ATL.

8.       DERIVATIVE WORKS:

         (a) ATL shall retain right and title to any derivative works permitted by this Agreement and based on VERITAS Source; such right and title does not extend to any portion of the VERITAS Source incorporated in such permitted derivative work.


*        CONFIDENTIAL TREATMENT REQUESTED FOR REDACTED PORTION





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         (b)     VERITAS shall retain right and title to any derivative works permitted by this Agreement and based on ATL Source; such right and title does not extend to any portion of the ATL Source incorporated in such permitted derivative work.

9. NONDISCLOSURE: The Source being supplied pursuant to this License Agreement is a trade secret of the supplying party and is of a highly confidential and proprietary nature. ATL agrees not to disclose, provide or otherwise make available VERITAS Source (or portion thereof) and VERITAS agrees not to disclose, provide or otherwise make available ATL Source in any form to any person other than its own employees who have a need to know pursuant to Section 4 above without the prior written approval of the other party. ATL shall, through instruction or agreement, require each of its authorized employees to maintain VERITAS Source and VERITAS shall, through instruction or agreement, require each of its authorized employees to maintain ATL Source in confidence as provided in this License Agreement; said instruction or agreement shall not relieve ATL of its overall responsibility for protecting the VERITAS Source or VERITAS of its overall responsibility for protecting ATL Source.

10. WARRANTY: VERITAS SOURCE IS FURNISHED TO ATL AND ATL SOURCE IS FURNISHED TO VERITAS ON AN "AS-IS" BASIS. BOTH PARTIES DISCLAIM ALL WARRANTIES WITH REGARD TO THE SOURCE LICENSED HEREUNDER, INCLUDING ALL WARRANTIES OF INFRINGEMENT, MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE.

12. LIMITATION OF LIABILITY: NEITHER PARTY SHALL HAVE ANY LIABILITY FOR ANY DAMAGES INCLUDING, BUT NOT LIMITED TO DIRECT, SPECIAL, INDIRECT, CONSEQUENTIAL AND TORT DAMAGES, ARISING OUT OF, OR IN CONNECTION WITH, THE USE OF THE SOURCE OR BREACH OF THIS LICENSE AGREEMENT.

13. TERMINATION: In the event either party neglects or fails to perform or observe any of its obligations under this License Agreement, including but not limited to, failure to make any payments as and when due, or if any assignment shall be make for the benefit of its creditors, or if either party admits an inability to pay its debts as they mature, or a proceeding is instituted under any provision of any Bankruptcy Act by or against either party, then the other party may terminate this License Agreement and all Licenses granted hereunder upon thirty (30) days written notice.

         Either party may terminate this License Agreement and all Licenses granted hereunder without cause upon six (6) months prior written notice to the other party.

         Within ten (10) days of the expiration or termination (for any reason) of this License Agreement, ATL shall certify in writing that the original, or portions thereof, and all copies (in any form) of the VERITAS Source have been returned or destroyed; and VERITAS shall certify in writing that the original, or portions thereof, and all copies (in any form) of the ATL Source have been returned or destroyed.





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14.      SURVIVAL:  The obligations of both parties contained in Sections 7 and
         9 shall survive the expiration or termination (for any reason) of this License Agreement.

15. ASSIGNMENT: This License Agreement and the Licenses granted hereunder, may not be assigned, sublicensed, or otherwise transferred by either party without the prior express written approval of the other party.

16.      GENERAL:

         16.1 Failure of either party on any occasion to enforce any provision of this License will not prevent enforcement on any other occasion.

         16.2 All of the rights and remedies of either party, (whether in contract, tort or equity) shall be cumulative and may be exercised singularly or concurrently.

         16.3 This License Agreement shall be governed by, construed and enforced in accordance with the laws of the State of California.

         16.4 This License Agreement shall be binding upon and inure to the benefit of each of the parties, their successors and assigns.

         16.5 Except for "Essential Provisions," if any provision of this License is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby. "Essential Provisions" are defined as Paragraphs 3, 7 and 9.

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute the License Agreement as of the 8th day of November 1996.

VERITAS SOFTWARE CORPORATION           ATL PRODUCTS, INC.


By:                                    By:
   -------------------------              ----------------------------------

Name:                                  Name:
     -----------------------                --------------------------------

Title:                                 Title:
      ----------------------                 -------------------------------





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